EXHIBIT 10.1

Consent of Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements (Forms S-8 No.s 33-64208 and 333-10622) pertaining to the 1992 Stock Option and Incentive Plan of Sapiens International Corporation N.V., of our report dated June 29, 2006, with respect to the consolidated financial statements of Sapiens International Corporation N.V. included in this Annual Report (Form 20-F) for the year ended December 31, 2005.

Yours Truly,

June 29, 2006	KOST, FORER, GABBAY & KASIERER
Tel-Aviv, Israel	A Member of Ernst & Young Global